UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2013

CONAGRA FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102-5001
(Address of principal executive offices)		(Zip Code)

(402) 240-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, on November 26, 2012, ConAgra Foods, Inc., a Delaware corporation (the “Company”), Ralcorp Holdings, Inc., a Missouri corporation (“Ralcorp”), and Phoenix Acquisition Sub Inc., a Missouri corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into Ralcorp (the “Acquisition”), with Ralcorp surviving as a wholly-owned subsidiary of the Company, as described in the Current Report on Form 8-K filed by the Company on November 27, 2012. The parties’ obligations to complete the Acquisition are conditioned upon (i) the receipt of regulatory approvals in the United States and Canada, (ii) approval of the Merger Agreement by the holders of two-thirds of the outstanding shares of Ralcorp common stock and (iii) certain other customary closing conditions. Consummation of the Acquisition is not subject to a financing condition. On December 28, 2012, Ralcorp began mailing its definitive proxy statement to its shareholders in connection with the special meeting of shareholders called to vote on the approval of the Acquisition, which is scheduled to be held on January 29, 2013.

The following audited consolidated financial statements and supplementary data of Ralcorp are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Consolidated Statements of Operations for the years ended September 30, 2012, 2011, and 2010;

•	Consolidated Balance Sheets as of September 30, 2012 and 2011;

•	Consolidated Statements of Shareholders’ Equity for the years ended September 30, 2012, 2011, and 2010;

•	Consolidated Statements of Cash Flows for the years ended September 30, 2012, 2011, and 2010;

•	Notes to Consolidated Financial Statements;

•	Report of Independent Registered Public Accounting Firm; and

•	Item 9A of Ralcorp’s Annual Report on Form 10-K for the year ended September 30, 2012.

The following unaudited pro forma condensed consolidated financial information combining the historical consolidated financial position and results of operations of the Company and its subsidiaries and Ralcorp and its subsidiaries, as an acquisition by the Company, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 25, 2012;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended May 27, 2012;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twenty-six weeks ended November 25, 2012; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Ralcorp Holdings, Inc. Audited Consolidated Financial Statements as of September 30, 2012 and 2011 and for Each of the Three Years Ended September 30, 2012, including Item 9A of Ralcorp Holdings, Inc.’s Annual Report on Form 10-K for the Year Ended September 30, 2012

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

99.3	Unaudited Pro Forma Computation of Ratios of Earnings to Fixed Charges (also incorporated by reference as Exhibit 12.1 to the Company’s registration statement on Form S-3 (No. 333-177140))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2013

ConAgra Foods, Inc.

By:	/s/ JOHN F. GEHRING
John F. Gehring
Executive Vice President and Chief Financial Officer